UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2010


                         KESSELRING HOLDING CORPORATION
               (Exact name of registrant as specified in charter)

         Delaware                     000-52375                20-4838580
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)

602 West Valley Mall Blvd., Union Gap, WA                         98903
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (509) 453-4683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On March 30, 2010, Mr. Gary King resigned from the Board of Directors of the Kesselring Holding Corporation ("Company"). On March 30, 2010, R. Dennis Cook was elected to the Board of Directors of the Company.

     Mr. Cook is a retired Savings and Loan executive and Certified Real Estate Appraiser. He has been associated with various areas of the construction industry for 40 years. He has owned and managed a diversified truss manufacturing company, lumber yard, Door Company, and cabinet and window company. He currently owns a farm and the Ahtanum General Store and fueling facilities. He has been employed and managed same for more than the past five
(5) years. He holds a BA degree in Finance from Washington State University and an SRA designation from the Society of Real Estate Appraisers.

ITEM 8.01 OTHER EVENTS

     The Company hereby retracts any and all statements made by the Company and its executive officers or representatives with respect to the involvement of Stephen Fleming, Esq. with respect to the litigation between the Company and various of its shareholders in Federal Court in the State of Washington. Specifically, the statements made in the 14c definitive information statement filed with the Securities and Exchange Commission on December 22, 2009 with respect to Mr. Fleming are hereby retracted.

     On November, 16, 2009, various shareholders of the Company filed a Complaint in the United States District Court, Eastern District of Washington in a case styled Bradley I. King, et al., Plaintiffs, v. Kesselring Holding Corporation, a Delaware corporation, et al., Case No. CV-09-3110-EFS ("Federal Case"), in which the plaintiffs sought a temporary restraining order against the Company, Virgil Lee Sandifer, Jr. and Joseph A. Silva to prevent the Company and Defendants Sandifer and Silva from taking certain action alleged to be detrimental to the Company.

     The Court in the Federal Case ultimately granted a temporary restraining order and temporary injunction in favor of the Plaintiffs.

     As time has passed, the parties have agreed to end the Federal Case and all parties thereto have entered into a Settlement Agreement in which the parties released one another from any and all liability. Order Dismissing the Action with Prejudice was signed the 5th day of April, 2010.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            KESSELRING HOLDING CORPORATION


Date: April 7, 2010                         By: /s/ Kenneth Craig
                                               ---------------------------------
                                            Name:  Kenneth Craig
                                            Title: Chief Executive Officer



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